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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2000.



/s/ LEVITZ, ZACKS & CICERIC
----------------------------
Levitz, Zacks & Ciceric
San Diego, California


June 15, 2001